Exhibit 99.2

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

UNAUDITED COMBINED FINANCIAL STATEMENTS

F-1

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED BALANCE SHEETS

	August 31,	November 30,
	2015	2014
	(Unaudited)
Assets
Current Assets
Accounts Receivable	$39,000	$166,720
Deferred Tax Asset	19,214	19,215
Current Assets	58,214	185,935

Trademark	24,000,000	24,000,000
Goodwill	3,835,617	3,835,617
Total Assets	$27,893,831	$28,021,552

Liabilities and Invested Equity
Liabilities
Deferred Revenue	$-	$118,750
Current Liabilities	-	118,750

Deferred Tax Liability	9,156,336	9,156,336
Total Liabilities	9,156,336	9,275,086

Commitments and Contingencies

Invested Equity
Invested Equity	18,737,495	18,746,466
Total Invested Equity	18,737,495	18,746,466

Total Liabilities and Invested Equity	$27,893,831	$28,021,552

See Accompanying Notes to Combined Financial Statements.

F-2

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED STATEMENT OF OPERATIONS

	Three Months Ended August 31,		Nine Months Ended August 31,
	2015	2014	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Royalties	$75,540	$241,126	$468,405	$695,545

Operating Expenses
General and Administrative	17,120	31,372	51,353	94,115
Total Operating Expenses	17,120	31,372	51,353	94,115

Income Before Taxes	58,420	209,754	417,052	601,430

Income Tax Expense	22,108	79,834	159,105	229,454

Net Income	$36,312	$129,920	$257,947	$371,976

See Accompanying Notes to Combined Financial Statements.

F-3

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY

(UNAUDITED)

Invested Equity
Balance, December 1, 2014	$18,746,466

Net Distributions To Parent	(266,918)
Net Income	257,947

Balance, August 31, 2015	$18,737,495

See Accompanying Notes to Combined Financial Statements.

F-4

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

COMBINED STATEMENTS OF CASH FLOWS

	Nine Months Ended August 31,
	2015	2014
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net income	$257,947	$371,976
Changes in operating assets and liabilities:
Accounts receivable	127,721	10,303
Deferred revenue	(118,750)	-
Net cash provided by operating activities	266,918	382,279

Cash Flows from Financing Activities:
Net distributions to Parent	(266,918)	(382,279)
Net cash used in financing activities	(266,918)	(382,279)

Net Change in Cash	-	-
Cash - Beginning of period	-	-
Cash - End of period	$-	$-

See Accompanying Notes to Combined Financial Statements.

F-5

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

AUGUST 31, 2015

(UNAUDITED)

NOTE 1 – BACKGROUND

The accompanying combined financial statements include the historical revenues of the Joe’s Jeans Licensing Business (“Joe’s Jeans Licensing” or the “Business”) of Joe’s Jeans Inc. (“Joe’s” or the “Parent”), which includes the Joe’s tradename and related licenses. The Joe’s Jeans Licensing fiscal year end is November 30.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared on a stand-alone basis and are derived from the financial statements and accounting records of Joe’s Jeans Inc. and its subsidiaries. The Joe’s Jeans Licensing financial statements reflect its financial position, results of operations and cash flows as it was historically managed, in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Joe’s Jeans Licensing financial statements include certain assets and liabilities that have historically been held at the Parent corporate or subsidiary level, but are specifically identifiable or otherwise attributable to the Business. The financial information as of November 30, 2014 is derived from the audited consolidated financial statements. The interim results for the three and nine months ended August 31, 2015 are not necessarily indicative of the results to be expected for the year ending November 30, 2015 or for any future interim periods.

On September 8, 2015, the Business entered into an agreement with Sequential Brands Group, Inc., a Delaware corporation (“Sequential”), and Joe’s Holdings LLC, a newly formed Delaware limited liability company and subsidiary of Sequential (“Joe’s Holdings”), as part of a series of transactions by the Parent, pursuant to which Joe’s Holdings, among other things, purchased certain intellectual property assets used or held for use in the Business operated under the brand names “Joe’s Jeans,” Joe’s,” “Joe’s JD” and “else” (the “Joe’s Business”) for an aggregate cash purchase price of $67.0 million (the “Asset Sale Agreement”).

On September 11, 2015, the Parent completed the sale of the Joe’s Business pursuant to the Asset Sale Agreement.

All intercompany transactions between the Business and the Parent have been included in its financial statements and are considered to be effectively settled in the financial statements. The net effect of the settlement of these intercompany transactions is reflected in the combined statements of cash flows as a financing activity and in the combined statement of changes in invested equity as “Net distributions to Parent.”

The historical costs and expenses reflected in the combined financial statements include an allocation for certain corporate and shared service functions historically provided by the Parent including, but not limited to, executive oversight, accounting, treasury, tax, legal, human resources, occupancy, procurement, information technology, and other shared services. These expenses have been allocated to Joe’s Jeans Licensing on the basis of royalties as a percentage of net revenues of the Parent.

The management of the Business believes the assumptions underlying the financial statements, including the assumptions regarding allocating general corporate expenses from the Parent are reasonable. Nevertheless, the combined financial statements may not include all of the actual expenses that would have been incurred had the Business operated as a stand-alone company during the periods presented and may not reflect its results of operations, financial position and cash flows had it been operated as a stand-alone company during the periods presented. Actual costs that would have been incurred if the Business had operated as a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

F-6

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

AUGUST 31, 2015

(UNAUDITED)

Accounts Receivable

Accounts receivable are recorded net of allowances for doubtful accounts. The policy of the Business is to provide for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Business periodically reviews its accounts receivable to determine whether an allowance for doubtful accounts is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Business has deemed it unnecessary to establish an allowance for doubtful accounts as of August 31, 2015 and November 30, 2014.

Revenue Recognition

The Business has entered into various license agreements that provide revenues based on guaranteed minimum royalty payments and additional revenues based on a percentage of defined sales. Guaranteed minimum royalty payments are recognized on a straight-line basis over the term of each contract year, as defined, in each license agreement. Royalty payments exceeding the guaranteed minimum royalty payments are recognized as income during the period corresponding to the licensee's sales. Payments received as consideration of the grant of a license are recorded as deferred revenue at the time payment is received and recognized ratably as revenue over the term of the license agreement. Advanced royalty payments are recorded as deferred revenue at the time payment is received and recognized as revenue as earned. Revenue is not recognized unless collectability is reasonably assured.

Income Taxes

The provision for income taxes is calculated as if the Business completed a separate tax return apart from its Parent, although the Business was included in the Parent’s U.S. federal and state income tax returns. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts, using currently enacted tax rates. Tax attributes utilized by the Parent are treated as transactions between the Business and the Parent.

Concentration of Credit Risk

Financial instruments that potentially subject the Business to concentrations of credit risk consist of accounts receivable. Concentration of credit risk with respect to accounts receivable is minimal due to the collection history and the nature of the royalty revenues of the Business.

Customer Concentrations

During the three months ended August 31, 2015, one licensee accounted for 92% of the revenues of the Business. During the nine months ended August 31, 2015, one licensee accounted for 59% of the revenues of the Business. During the three months ended August 31, 2014, one licensee accounted for 36% of the revenues of the Business. During the nine months ended August 31, 2014, one licensee accounted for 52% of the revenues of the Business.

Fair Value of Financial Instruments

The carrying amounts of accounts receivable approximate fair value due to their short term nature. As of August 31, 2015 and November 30, 2014, there are no assets or liabilities required to be remeasured at fair value on a recurring basis.

Impairment of Indefinite-Lived Assets

The Business assesses the impairment of identifiable intangibles and goodwill annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors considered important that could trigger an impairment review other than on an annual basis include the following:

•	A significant underperformance relative to expected historical or projected future operating results;

•	A significant change in the manner of the use of the acquired asset or the strategy for the overall business; or

•	A significant negative industry or economic trend.

F-7

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

AUGUST 31, 2015

(UNAUDITED)

Business acquisitions are accounted for under the acquisition method by assigning the purchase price to tangible and intangible assets acquired and liabilities assumed. Assets acquired and liabilities assumed are recorded at their fair values and the excess of the purchase price over the amounts assigned is recorded as goodwill. Purchased intangible assets, such as customer relationships and designs, with finite lives are amortized over their estimated useful lives. Goodwill and other intangible assets, such as trademarks, with indefinite lives are not amortized but are tested at least annually for impairment.

In fiscal 2007, the Parent acquired, through merger, JD Holdings, which included all of the goodwill and intangible assets related to the Joe’s®, Joe’s Jeans™ and JD® logo and trademarks. The Parent had assigned an indefinite life to the remaining intangible assets relating to the trademarks acquired, and therefore, no amortization expense has been recognized.

Indefinite-lived intangible assets are tested for impairment on an annual basis (September 30) and between annual tests if an event occurs or circumstances change that indicate that the carrying amount of the indefinite-lived intangible asset may not be recoverable. When conducting our annual indefinite-lived intangible asset impairment assessment, we initially perform a qualitative evaluation of whether it is more likely than not that the asset is impaired. If it is determined by a qualitative evaluation that it is more likely than not that the indefinite-lived intangible asset is impaired, we then test the asset for recoverability. Recoverability of indefinite-lived intangible assets to be held and used is measured by a comparison of the carrying amount of such asset to future discounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. No impairment was recorded in the three and nine months ended August 31, 2015 and 2014.

Goodwill is tested for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis (September 30) and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When conducting our annual goodwill impairment assessment, we initially perform a qualitative evaluation of whether it is more likely than not that goodwill is impaired. If it is determined by a qualitative evaluation that it is more likely than not that goodwill is impaired, we then apply a two-step impairment test. The two-step impairment test first compares the fair value of our reporting unit to its carrying or book value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and we are not required to perform further testing. If the carrying value of the reporting unit exceeds its fair value, we determine the implied fair value of the reporting unit's goodwill and, if the carrying value of the reporting unit's goodwill exceeds its implied fair value, then an impairment loss equal to the difference is recorded in the combined statements of operations.  No impairment was recorded in the three and nine months ended August 31, 2015 and 2014.

NOTE 3 – RELATED PARTY TRANSACTIONS

Albert Dahan

In October 2011, the Business entered into an agreement with Ever Blue LLC, or Ever Blue, an entity for which Albert Dahan is the sole member, for the sale of children’s products. Albert Dahan is the brother of Joe Dahan, who was, until September 11, 2015, the Parent’s Creative Director and a member of the Parent’s Board of Directors. Ever Blue has an exclusive right to produce, distribute and sell children’s products bearing the Joe’s® brand on a worldwide basis, subject to certain limitations on the channels of distribution. In exchange for the license, Ever Blue pays to the Business a royalty on net sales with certain guaranteed minimum sales for each term. In connection with this agreement, the Parent provided initial funding to Ever Blue for inventory purchases, which such amount has been repaid in full. For the three months ended August 31, 2015 and 2014, we recognized $0 and $52,000, respectively, in royalty income under the license agreement. For the nine months ended August 31, 2015 and 2014, we recognized $45,000 and $360,000, respectively, in royalty income under the license agreement.

F-8

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

AUGUST 31, 2015

(UNAUDITED)

NOTE 4 – INCOME TAXES

The provision for income taxes is as follows:

	Three Months Ended August 31,		Nine Months Ended August 31,
	2015	2014	2015	2014
Current:
Federal	$18,435	$66,724	$132,881	$191,637
State	3,673	13,110	26,224	37,817
	22,108	79,834	159,105	229,454
Deferred:
Federal	-	-	-	-
State	-	-	-	-
	-	-	-	-
Total	$22,108	$79,834	$159,105	$229,454

Net deferred tax assets result from the following temporary differences between the book and tax bases of assets and liabilities:

	August 31,	November 30,
	2015	2014
Current:
Deferred tax assets:
State tax deduction	$19,214	$19,215
Net current deferred tax assets	19,214	19,215
Noncurrent:
Deferred tax liabilities:
Deferred state taxes	513,264	513,264
Long lived intangible asset	(9,669,600)	(9,669,600)
Net noncurrent deferred tax liability	$(9,156,336)	$(9,156,336)

A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. Annually, management reassesses the need for a valuation allowance. Realization of deferred income tax assets is dependent upon taxable income in prior carryback years, estimates of future taxable income, tax planning strategies and reversals of existing taxable temporary differences. Based on its assessment of these items as of August 31, 2015 and November 30, 2014, the Parent determined that the deferred tax assets were more likely than not to be realized.

The Parent is subject to U.S. federal income tax as well as income tax in multiple state jurisdictions. To the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carryforward amount. The Parent is no longer subject to U.S. federal and California income tax examinations by tax authorities for years prior to fiscal 2011. The Parent is not currently being examined by any tax authorities.

As of the respective balance sheet dates, the Business did not provide for a liability for unrecognized tax benefits related to various federal and state income tax matters.

F-9

JOE’S JEANS LICENSING

(A CARVE-OUT OF JOE’S JEANS INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

AUGUST 31, 2015

(UNAUDITED)

NOTE 5 – SUBSEQUENT EVENTS

The Business evaluated subsequent events and transactions that occurred after the combined balance sheet date up through November 19, 2015, the date that the combined financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the combined balance sheet date and the date that the combined financial statements were issued are disclosed as subsequent events, while the combined financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, except as discussed below, the Business did not identify any recognized or non-recognized subsequent events that would have required adjustment to or disclosure in the combined financial statements.

F-10